P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 1 Review of Second Quarter F’14 Results Matt Mannelly, CEO & President Ron Lombardi, CFO November 7, 2013 Exhibit 99.2

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, investments in advertising and promotion, competitive position and strategies, product development and acquisitions, leverage, capital expenditures, creation of shareholder value, successful integration of acquired brands, debt reduction, growth and future financial performance. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the Care Pharma business or other future acquisitions, the failure to successfully commercialize new and enhanced products, the Company’s inability to rapidly deleverage, the effectiveness of the Company’s advertising and promotions investments, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2013 and Part II, Item 1A in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 3 1. Q2 FY2014: Performance Highlights 2. Q2 FY2014: Financial Overview 3. FY2014 Outlook and The Road Ahead Agenda for Today’s Discussion

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 4 Our Corporate Mission To be the Best Mid-Sized, Public Company in the Consumer Health Care Market The following principles guide us in this endeavor:  deliver outstanding shareholder value through superior growth in sales, profits, and cash flow  create innovative products that exceed our consumers’ expectations  engage in true partnerships with our suppliers and customers  build a company culture founded on leadership, trust, change and execution

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 5 Q2 FY2014: Performance Highlights

Second Quarter Highlights

- **Strong financial performance: +11.9% Adjusted E.P.S. growth**
  - Adjusted E.P.S.[1] of $0.47, up 11.9% versus prior year corresponding quarter
  - Continued deleveraging based on strong Cash Flow from Operations of $32.8[3] million; leverage ratio[2] reduced to 4.02x
  - Q2 consolidated net revenue of $168.4 million up 5.0% excluding Phazyme divestiture, up 4.1% versus the prior year, and up 1.6% excluding the impact of Care acquisition and Phazyme divestiture
  - Gross Margin consistent with prior year at 56.8%
- **Continued investment in brand building**
  - Core OTC net revenue growth of 3.5%, excluding the brands impacted by the return of recalled competitive pediatrics products
  - A&P spending increased 10.8% versus the prior year due to investments behind core OTC brands, new product development and continued support behind the pediatric brands in response to returning competitive brands
  - Expanded advertising campaigns for BC, Goody's and Clear Eyes
- **Care Pharma integration proceeding well; performance in line with expectations**

Notes:
(1) This non-GAAP financial measure is reconciled to its most closely related GAAP financial measure in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted E.P.S. is also reconciled to reported E.P.S. on slide 17.
(2) Leverage ratio reflects net debt / covenant defined EBITDA.
(3) Cash flow from operations is reconciled to reported Net Income on slide 18.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'14 Results 6

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 7 Q2: Revenue Growth Across the Portfolio Excludes the brands impacted by expected pediatrics return 5.0% 1.6% 4.5% 8.0%

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 8 Focus on Headache Powders: Brand-Building Through Innovation and Creative Marketing & Advertising • An Innovation in Dose Form • Fast Liquid Action in a Good-Tasting Convenient New Package • No Other Product Like It • An Innovation in Flavoring • Safe, Fast, Good-Tasting Pain Relief • Southern Tradition in Pain Relief in a Stick-Pack Dosage System ……………………………………………………………………………………………………… ….…

Marketing Programs Focused on Speed


SAME FAST PAIN RELIEF with a Great Cherry Taste
$1.00 OFF
BC Powder dissolves faster than tablets

- Sports Marketing: Southeastern Conference Championship Sponsorship & Sampling
- Retail Partnerships, Sampling & Mobile Marketing
- Social Media to Engage Consumers
- Featured Retail Displays
- Print Media – FSI's & Couponing
- TV/Radio Advertising






Relief At The Speed Of BC

PrestigeBrands PRESTIGE BRANDS Second Quarter F'14 Results 9

Driving Goody's Headache Relief Shot through New integrated Marketing vehicles

Goody's Headache Relief Shot 500


Goody's
HEADACHE RELIEF SHOT
500
POWERED BY Kroger
MARTINSVILLE SPEEDWAY

Dale Jr "Fastest Fan" contest


Goody's HEADACHE RELIEF SHOT
#FastestFan Contest
"I'm looking for my Fastest Fan!"
Submissions end Dec 1st


NEW
GOODY'S
HEADACHE RELIEF SHOT
goodysheadachereliefshot.com

National Media



Sampling

National Media

Social investment



Signage



Retail



PR


LIQUID-FAST

Website

PrestigeBrands PRESTIGE BRANDS Second Quarter F'14 Results 10

C-Stores: A Strengthening Platform For PBH Brands

PBH Brands in C-Stores

BC
Goody's
Clear eyes
Dramamine
LUDEN'S

Our January 2012 acquisition gave us a strong entry into the growing C-Store channel, a universe of 147K stores in the U.S.

Among those brands are BC® & Goody's® Headache Powders, the leading powdered pain relievers sold in C-Stores throughout the South.

This created a platform for other PBH brands to enter this channel with appropriate size and dosage forms.

Southern C-Stores became our launch pad to expand distribution for other PBH products

The five Core OTC brands in C-Store grew almost 20% in Q2 vs. the prior year

C-Store Customers

7 Eleven
Core-Mark
Eby-Brown
Hackney
Hudson News
McLane
RaceTrac
Sunoco
Wawa

PrestigeBrands PRESTIGE BRANDS Second Quarter F'14 Results 11

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 1 2 Prestige Brands Growth On-The-Go At Airport News Stands At Gas Stations and C-Stores At Major Convenience Retailers

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 1 3 Q2 FY2014: Financial Overview

Summary Financial Performance



Q2 FY'13
Q2 FY'14
+4.1%
$161.9
$168.4
+0.5%
$57.8
$58.1
+11.9%
$0.42
$0.47
+2.9%
$31.9
$32.8
Net Revenue
Adjusted EBITDA (1)
Adjusted EPS (1)
Adjusted Cash Flow from Operations(2)

Dollar values in millions, except per share data

Notes:

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

(2) Adjusted cash flow from operations is a non-GAAP financial measure and is reconciled to reported cash flow from operations on slide 18.

PrestigeBrands PRESTIGE BRANDS Second Quarter F'14 Results 14

Q2 Consolidated Financial Summary

Q2 FY'14

	Q2 FY'14	Q2 FY'13	% Chg
Net Revenue	**$ 168.4**	**$ 161.9**	***4.1%***
Adj. Gross Margin(1)	95.7	92.2	*3.8%*
% Margin	*56.8%*	*57.0%*	
A&P	26.0	23.5	*10.8%*
% Net Revenue	*15.5%*	*14.5%*	
Adj. G&A(1)	11.5	10.9	*6.2%*
% Net Revenue	*6.8%*	*6.7%*	
Adjusted EBITDA(1)	**$ 58.1**	**$ 57.8**	***0.5%***
% Margin	*34.5%*	*35.7%*	
D&A	3.3	3.3	*(0.1%)*
% Net Revenue	*2.0%*	*2.0%*	
Adj. Operating Income(1)	54.8	54.5	*0.5%*
% Net Revenue	*32.6%*	*33.7%*	
Adjusted Net Income(1)	**$ 24.6**	**$ 21.3**	***15.5%***
Adjusted Earnings Per Share(1)	**$ 0.47**	**$ 0.42**	***11.9%***
Earnings Per Share - As Reported	**$ 0.63**	**$ 0.38**	***65.8%***
Net Income - As Reported	**$ 32.8**	**$ 19.2**	***70.4%***

Comments

- Net Revenue grew $2.6 million, or 1.6%, excluding results in prior year quarter from the divested Phazyme brand and the acquisition of Care this quarter
  - Excluding the Pediatrics portfolio, core OTC revenue growth of 3.5% over the prior year
- Gross margin stayed consistent at 56.8% of Net Revenue
- A&P growth of 10.8% consistent with stated investment levels to drive core OTC growth
- G&A as a percentage of Net Revenue was in line with the prior year at 6.8%
- Adjusted Net Income growth 15.5%
- Adjusted earnings per share growth of 11.9%
- Reported EPS of $0.63 includes $0.18 of gain due to change in state income tax

Dollar values in millions, except per share data
Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'14 Results 15

YTD Consolidated Financial Summary

YTD FY'14 YTD

	FY'14	FY'13	% Chg
Adjusted Net Revenue[1]	**$ 311.4**	**$ 309.3**	***0.7%***
Adj. Gross Margin[2]	179.2	176.5	*1.5%*
% Revenue	*57.5%*	*57.1%*	
A&P	45.2	43.8	*3.1%*
% Adj. Net Revenue	*14.5%*	*14.2%*	
G&A[2]	22.6	22.3	*1.3%*
% Adj. Net Revenue	*7.3%*	*7.2%*	
Adjusted EBITDA[2]	**$ 111.4**	**$ 110.3**	***1.0%***
% Margin	*35.8%*	*35.7%*	
D&A	6.6	6.6	*(0.4%)*
% Adj. Net Revenue	*2.1%*	*2.1%*	
Adj. Operating Income[2]	104.9	103.7	*1.1%*
% Adj. Net Revenue	*33.7%*	*33.5%*	
Adjusted Net Income[2]	**$ 45.7**	**$ 39.3**	***16.4%***
Adjusted Earnings Per Share[2]	**$ 0.88**	**$ 0.77**	***14.3%***
Earnings Per Share - As Reported	**$ 1.03**	**$ 0.66**	***56.1%***
Net Income - As Reported	**$ 53.5**	**$ 33.9**	***57.8%***

Dollar values in millions, except per share data

Notes:

(1) Reported net revenue for Q1 FY'13 was $147.0 million. Adjusted net revenue for Q1 FY'13 was $147.4 million and excludes transition related costs of ~$400k.

(2) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the "About Non-GAAP Financial Measures" section.

Comments

- Adjusted Net Revenue increased 0.7% over the prior year, with Revenue essentially flat, ($0.2) million or (0.1%) versus the prior year excluding the impact of the Care acquisition and Phazyme divestiture
  - Excluding the Pediatrics portfolio, core OTC revenue growth of 3.0% over the prior year
- Gross margin expanded by 0.4 pts. to 57.5%
- A&P spend in line with plan and prior year at 14.5% of Adjusted Net Revenue
- G&A as a percentage of Adjusted Net Revenue was in line with the prior year at 7.3%
- Adjusted Net Income growth 16.4%
- Adjusted earnings per share growth of 14.3%

PrestigeBrands

PRESTIGE BRANDS Second Quarter F'14 Results 16

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 1 7 Net Income and E.P.S. Reconciliation Dollar values in millions, except per share data Note: These Non-GAAP financial measures are reconciled to their reported GAAP amounts in our Earnings Release in the “About Non-GAAP Financial Measures” section. Q2 FY’14 YTD FY’14 3 Months Ended 3 Months Ended 6 Months Ended 6 Months Ended Q2 FY'14 Q2 FY'13 Q2 FY'13 Q2 FY'13 Net Income EPS Net Income EPS Net Income EPS Net Income EPS As Reported 32.8$ 0.63$ 19.2$ 0.38$ 53.5$ 1.03$ 33.9$ 0.66$ Adjustments: Acquisition Costs Associated with Care 1.0 0.02 - - 1.0 0.02 2.3 0.05 Legal & Professional Fees 0.1 - 0.0 - 0.7 0.01 0.6 0.01 Transition Costs Associated with GSK - - 3.3 0.06 - - 5.8 0.11 - - Tax Impact of Adjustments (0.1) - (1.3) (0.02) (0.4) (0.01) (3.4) (0.06) Tax Impact of State Rate Adjustments (9.1) (0.18) - - (9.1) (0.17) - - Total Adjustments (8.1) (0.16) 2.1 0.04 (7.8) (0.15) 5.4 0.11 Adjusted 24.6$ 0.47$ 21.3$ 0.42$ 45.7$ 0.88$ 39.3$ 0.77$

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 1 8 Debt Profile & Financial Compliance:  Total Net Debt at 9/30/13 of $958 million comprised of: – Cash on hand of $26.8 million – $438 million of term loan – $500 million of bonds – $47 million of revolver  Leverage ratio(1) of 4.02x down, from ~5.25x immediately following GSK acquisition  Continue to expect full year cash flow of $125 million Strong Cash Flow from Operations Dollar values in millions Note: (1) Leverage ratio reflects net debt / covenant defined EBITDA. Cash Flow Comments Q2 FY'14 Q2 FY'13 YTD FY'14 YTD FY'13 Net Income - As Reported 32.8$ 19.2$ 53.5$ 33.9$ Depreciation & Amortization 3.3 3.3 6.6 6.6 Other Non-Cash Operating Items 0.4 8.9 9.6 18.3 Working Capital - TSA Timing Impact - (13.8) - - Working Capital (3.7) 14.3 (14.1) 1.6 Adjusted Cash Fl w from Operations 32.8$ 31.9$ 55.6$ 60.4$

Rapid Deleveraging Provides for Significant M&A Capacity

Leverage Ratio[1]



(~1.25x)
5.25x
~4.75x
~4.60x
~4.35x
~4.25x
~4.15x
Care
4.02x
At GSK
Q1
Q2
Q3
Q4
Q1
Q2
FY 2013
FY 2014

Illustrative Financial Capacity[2]



~$1.0BN
~$1.3BN
~$2.0BN
Today
FY'14
FY'15

Dollar values in millions, unless otherwise noted

Notes:

(1) Leverage ratio reflects net debt / covenant defined EBITDA

(2) Illustrative M&A capacity is based on a transaction profile similar to the GSK acquisition and bank defined leverage of ~5.25x

PrestigeBrands

PRESTIGE BRANDS Second Quarter F'14 Results 19

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 2 0 FY2014 Outlook and Road Ahead

Outlook for FY'2014 and Beyond

FY 14 Focus Remains Intact

- Stay the course in a transitional marketplace
  - Continue brand building investment in Core OTC portfolio
    - Continue to support new product launches through advertising and merchandising
    - New ad campaigns for Goody's, Gaviscon, PediaCare, and Beano beginning in Q2
    - Continue to invest in new product development
- Complete integration of Care Pharma business
  - Focus on developing an organic and M&A platform for long-term growth in Australasia
  - Leverage Care Pharma business across Prestige distributor network
  - Integrate and synergize Care Pharma into existing new product development process

Q3/Q4 Considerations: Remain Cautious for Second-Half

- Soft retail and foot traffic and stated retailer inventory reductions
- Seasonal cough/cold incidences off to slow start (11%)
- Returning competitive brands increased marketing support for upcoming season
- Potential revenue shift from Q3 to Q4 based on order patterns
- Continued strong Prestige A&P support behind new products and core brands

FY 14 Outlook

- Remain confident in adjusted E.P.S. estimate of $1.65
- Continue to expect $125 million of full year cash flow
- Stay the strategic course: Invest in Core OTC growth; continue to deliver cash flow to de-lever, remain aggressive and disciplined in M&A market

PrestigeBrands
PRESTIGE BRANDS Second Quarter F'14 Results 21

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 2 2 Our confidence for Long-Term E.P.S. Guidance + +

P R E S T I G E B R A N D S S e c o n d Q u a r t e r F ’ 1 4 R e s u l t s 2 3